UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2023, Hempacco Co., Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Green Globe International, Inc., a Delaware corporation and the majority shareholder of Hempacco (the “Seller”), to acquire (the “Acquisition”), all of the Seller’s shares of stock of Green Star Labs, Inc., a Delaware corporation (“Green Star”), which shares constitute 50% of Green Star’s outstanding stock, for a purchase price of $2,500,000, paid by the issuance of a $2,500,000 promissory note to the Seller (the “Note”). As disclosed in the Company’s Current Report on Form 8-K filed on July 28, 2023, the Company previously acquired the other 50% of Green Star from a third-party seller, such that Green Star is now a wholly owned subsidiary of the Company following the Acquisition.

The Note matures twelve months after issuance, can be paid in cash or via the cancellation of receivables owed to the Company by the Seller in the discretion of the Company, and interest accrues at 10% per annum for that portion of the Note that is paid in cash. The Note is not convertible into the Company’s common stock.

The foregoing descriptions of the Purchase Agreement and Note do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Note, copies of which are filed as Exhibit 10.1 to this Current Report on Form 8-K (with the Note included as Exhibit A in such Exhibit 10.1) and incorporated in this Item 1.01 by reference in their entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.01. On December 31, 2023, the Company closed the Acquisition and issued the Note to the Seller.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, by and between Hempacco Co., Inc., and Green Globe International, Inc., dated December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: January 4, 2024	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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